                                                                               .
                                                                               .
                                                                               .

                        Table of Contents

                                 OVERVIEW
                   LETTER TO SHAREHOLDERS       1
                        ECONOMIC SNAPSHOT       2

                      PERFORMANCE SUMMARY
                        RETURN HIGHLIGHTS       4

                    PORTFOLIO AT A GLANCE
            TOP FIVE PORTFOLIO INDUSTRIES       6
                         TOP TEN HOLDINGS       6
                     CURRENT DISTRIBUTION       7
          Q&A WITH YOUR PORTFOLIO MANAGER       8
                        GLOSSARY OF TERMS      11
                  A FOCUS ON SENIOR LOANS      12

                           BY THE NUMBERS
                 YOUR TRUST'S INVESTMENTS      13
                     FINANCIAL STATEMENTS      35
            NOTES TO FINANCIAL STATEMENTS      40

                   VAN KAMPEN INVESTMENTS
           THE VAN KAMPEN FAMILY OF FUNDS      48
BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      49

Regardless of the market environment, your investment goals don't go away.

This report must be preceded or accompanied by a prospectus for the trust being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
February 20, 2003

Dear Shareholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

All of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

JANUARY'S ECONOMIC DATA BORE A STRIKING RESEMBLANCE TO THE PREVIOUS 12 MONTHS:
CONSUMERS SPENT, BUSINESSES EXHIBITED GUARDED OPTIMISM, AND GEOPOLITICAL RISKS DOMINATED THE DAILY HEADLINES.

CONSUMER SPENDING, ALTHOUGH OFF FROM HOLIDAY LEVELS, EDGED SLIGHTLY ABOVE EXPECTATIONS. ZERO PERCENT FINANCING AND PRICE MARKDOWNS GENERATED ACTIVITY, WHILE LOW INTEREST RATES CONTINUED TO SPUR CONSUMER SPENDING IN THE AUTOMOTIVE AND HOUSING INDUSTRIES. DESPITE THEIR WILLINGNESS TO SPEND, CONSUMERS' CONFIDENCE FALTERED IN JANUARY AS THE CONSUMER CONFIDENCE INDEX HOVERED NEAR MULTI-YEAR LOWS.

BUSINESS SPENDING FOR THE MONTH ALSO IMPROVED, REGISTERING A SLIGHT INCREASE FROM LEVELS SEEN DURING THE SECOND HALF OF 2002. EQUALLY ENCOURAGING, THE MANUFACTURING SECTOR CONTINUED THE EXPANSION THAT BEGAN AT THE END OF 2002'S THIRD QUARTER.

YET, BY THE END OF JANUARY 2003, THE NEAR-TERM DIRECTION OF THE ECONOMY WAS JUST AS UNCERTAIN AS IT WAS AT THE BEGINNING OF THE MONTH. THE FEDERAL RESERVE OPEN MARKET COMMITTEE, WHICH CHOSE TO MAINTAIN ITS CURRENT MONETARY POLICY, STATED AS MUCH. IN A STATEMENT EXPLAINING ITS CURRENT POLICY, THE COMMITTEE SUGGESTED ONCE GEOPOLITICAL FACTORS SUBSIDE, THE ECONOMIC CLIMATE SHOULD IMPROVE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 2000--December 31, 2002)

[BAR GRAPH]


                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            1.4%


Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(January 31, 2001--January 31, 2003)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jan 01                                                                       5.5                               3.7
                                                                             5.5                               3.5
                                                                             5.0                               2.9
Apr 01                                                                       4.5                               3.3
                                                                             4.0                               3.6
                                                                            3.75                               3.2
Jul 01                                                                      3.75                               2.7
                                                                             3.5                               2.7
                                                                             3.0                               2.6
Oct 01                                                                       2.5                               2.1
                                                                             2.0                               1.9
                                                                            1.75                               1.6
Jan 02                                                                      1.75                               1.1
                                                                            1.75                               1.1
                                                                            1.75                               1.5
Apr 02                                                                      1.75                               1.6
                                                                            1.75                               1.2
                                                                            1.75                               1.1
Jul 02                                                                      1.75                               1.5
                                                                            1.75                               1.8
                                                                            1.75                               1.5
Oct 02                                                                      1.75                               2.0
                                                                            1.25                               2.2
                                                                            1.25                               2.4
Jan 03                                                                      1.25                               2.6

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of January 31, 2003)

-----------------------------------------------------------------------
TOTAL RETURNS AND DISTRIBUTION RATE
-----------------------------------------------------------------------
Six-month total return(1)                                    -2.11%
-----------------------------------------------------------------------
One-year total return(1)                                     -2.66%
-----------------------------------------------------------------------
Five-year average annual total return(1)                      1.21%
-----------------------------------------------------------------------
Ten-year average annual total return(1)                       4.01%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  5.17%
-----------------------------------------------------------------------
Commencement date                                          10/04/89
-----------------------------------------------------------------------
Distribution rate(2)                                          4.09%
-----------------------------------------------------------------------
SHARE VALUATIONS
-----------------------------------------------------------------------
Net asset value                                               $7.76
-----------------------------------------------------------------------
Six-month high net asset value (08/01/02)                     $8.10
-----------------------------------------------------------------------
Six-month low net asset value (10/31/02)                      $7.65
-----------------------------------------------------------------------

(1) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and tender of all shares at the end of the period indicated, excluding payment of 3% imposed on most shares accepted by the Trust for repurchase within the first year and declining to 0% after the fifth year. If the early withdrawal charge was included, total return would be lower.

(2) Distribution rate is based upon the offering price of $7.74 and the current monthly dividend of $.0264 per share as of January 24, 2003.

    See the Comparative Performance section of the current prospectus. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and Trust shares, when tendered, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial adviser.

    An investment in senior loans is subject to certain risks such as loan defaults and illiquidity due to insufficient collateral backing. Please consult a prospectus for more information.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

TOP FIVE PORTFOLIO INDUSTRIES*(+)

(as a percentage of total assets--January 31, 2003)

Entertainment & Leisure                                      6.8%
---------------------------------------------------------------------
Health Care                                                  6.7%
---------------------------------------------------------------------
Printing & Publishing                                        6.4%
---------------------------------------------------------------------
Broadcasting--Cable                                          6.2%
---------------------------------------------------------------------
Telecommunications--Wireless                                 6.1%
---------------------------------------------------------------------

TOP TEN HOLDINGS*(+)

(as a percentage of total assets--January 31, 2003)

Charter Communications Operating, LLC                        2.7%
---------------------------------------------------------------------
Allied Waste North America, Inc.                             2.3%
---------------------------------------------------------------------
Rite Aid Corp.                                               1.8%
---------------------------------------------------------------------
Wyndham International, Inc.                                  1.7%
---------------------------------------------------------------------
Federal-Mogul Corp.                                          1.7%
---------------------------------------------------------------------
Ispat Inland                                                 1.5%
---------------------------------------------------------------------
Falcon Cable Communications, LLC                             1.5%
---------------------------------------------------------------------
Aladdin Gaming, LLC                                          1.5%
---------------------------------------------------------------------
Fitness Holdings Worldwide, Inc.                             1.5%
---------------------------------------------------------------------
Community Health Systems, Inc.                               1.3%
---------------------------------------------------------------------

* Excludes short-term investments.

(+) Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

CURRENT DISTRIBUTION

(January 25, 1993--January 31, 2003)

[LINE GRAPH]

                                                                  PRIME RATE INCOME TRUST             3-MONTH TREASURY BILL*
                                                                  -----------------------             ----------------------
1/93                                                                        5.96                               2.97
                                                                            6.01                               2.96
                                                                            6.04                               3.08
                                                                            5.75                               2.98
12/93                                                                       5.47                               3.06
                                                                            5.72                               3.55
                                                                            6.50                               4.22
                                                                            7.00                               4.77
12/94                                                                       7.57                               5.69
                                                                            8.03                               5.87
                                                                            8.01                               5.57
                                                                            8.02                               5.41
12/95                                                                       7.54                               5.08
                                                                            7.26                               5.14
                                                                            6.80                               5.16
                                                                            7.01                               5.03
12/96                                                                       7.02                               5.17
                                                                            7.02                               5.32
                                                                            6.60                               5.17
                                                                            6.79                               5.10
12/97                                                                       7.26                               5.35
                                                                            7.52                               5.12
                                                                            6.18                               5.08
                                                                            6.82                               4.36
12/98                                                                       6.63                               4.45
                                                                            6.88                               4.48
                                                                            6.49                               4.78
                                                                            6.56                               4.85
12/99                                                                       6.59                               5.33
                                                                            7.22                               5.87
                                                                            7.57                               5.85
                                                                            8.14                               6.21
12/00                                                                       8.53                               5.90
                                                                            8.09                               4.29
                                                                            6.54                               3.66
                                                                            5.80                               2.37
12/01                                                                       4.47                               1.72
                                                                            3.93                               1.77
                                                                            3.95                               1.68
                                                                            4.33                               1.55
                                                                            4.25                               1.19
1/03                                                                        4.09                               1.17

Data provided for the trust reflects distributions that occur on the 25th of each month or the prior business day if the 25th falls on a weekend or holiday, whereas benchmark data is as of the month end.

* Source: Bloomberg

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN PRIME RATE INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED JANUARY 31, 2003. HOWARD TIFFEN, MANAGING DIRECTOR, IS PRIMARILY RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE TRUST. MR. TIFFEN HAS MANAGED THE TRUST SINCE 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1967. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   HOW WOULD YOU CHARACTERIZE THE
    MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED IN THE LAST SIX MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The environment for the
senior loan asset class has not been favorable over the past six months. There were several cross-currents affecting the market, with the single greatest factor being flat corporate performance. Corporations have been largely unable to produce revenue or profit growth as the economy has been stagnant. Financial malaise was compounded by the damaging series of corporate governance scandals that further undermined investor confidence. Default rates reflected this environment by climbing to near-record levels in the second half of 2002.

    This difficult environment had a clear effect on corporations' ability to raise capital in the markets. Issuance was quite weak until the end of the period, with activity improving somewhat in January. While investors appeared to put much of the corporate scandals behind them at that point, the lack of corporate earning power continued to dampen investors' enthusiasm.

    For the six months ended January 31, 2003, the trust produced a total return of -2.11 percent based on net asset value, and not reflective of any early withdrawal charges. This reflects a decline in net asset value from $8.09 per share on July 31, 2002, to $7.76 per share on January 31, 2003. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. The return above does not reflect the imposition of any sales charges, and includes the reinvestment of dividends and capital gains. If sales charges were included, the return would be lower. Investment return and principal value will fluctuate and trust shares, when tendered, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT KINDS OF SECURITIES DOES
    THE TRUST INVEST IN?

A   The trust invests in senior secured
loans made to companies by large banks; borrowers such as these also issue debt in the high yield bond markets. The banks then sell the loans to institutional investors such as mutual funds. The loans have several key features that make them attractive investments. The first of these is their place on the capital structure. Senior secured loans are at the very top of the capital structure, which means that they will be entitled to repayment before any subordinated debt, preferred stock or equity. They are also protected by covenants and are backed by specific collateral. As a result of this protection, they tend to carry credit ratings roughly one to two levels higher than high yield bonds of the same borrower in those cases where the loans are rated (which is roughly 60% of the time).

    The structure of these loans gives loan-holders greater influence over the issuer in the event of financial difficulties relative to other investors in the capital structure. For example, loan-holders can invoke covenants to bring an issuing company to the table to discuss restructuring. Restructuring can take the form of asset sales, the issuance of new junior non-interest-bearing debt, or other measures that can benefit both the company and its lenders.

    The other major benefit to investors in senior loans is that the loans' coupons are floating rate. They are generally structured to offer a yield premium over LIBOR, which means that their coupon rate floats with short-term market rates as they change. As a result, unlike traditional bonds, senior secured loans tend to increase in value as interest rates rise.

Q   WHAT STRATEGIES DID YOU USE IN
    MANAGING THE TRUST?

A   Given the uncertainties plaguing
the economy and financial markets, we chose to pursue a fairly conservative series of strategies in order to try to protect shareholder capital while maintaining the portfolio's yield. In our purchasing activity, we focused on companies with relatively low fixed costs that we believe are more likely to be somewhat shielded from the effects of the slow economy. This strategy led us to avoid companies in sectors such as chemicals and refining that have large fixed costs and are reliant on rising prices for much of their growth.

    In keeping with our long-term strategy, we also continued to emphasize management strength in the companies in the trust's portfolio. One of the most unfortunate lessons of the late 1990s was that many management teams that appeared to be stars were in fact bailed out of bad decisions by overall growth. Now that the economic environment is more challenging, we believe it is even more important to find management teams that understand how to operate in a low-growth, low-inflation environment.

    Finally, we moved to try to protect the portfolio from unanticipated volatility in the market by trading out of many of its lower-coupon securities. We reinvested the proceeds of those sales in securities with slightly higher coupons that our analysis indicated offered greater return potential relative to their risk.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MARKET?

A   We anticipate that growth will
continue to be restrained over the coming months. While it is impossible to identify the precise date, interest rates are likely to begin to rise, though not until economic activity picks up significantly. Even with moderate growth, however, default activity is likely to trend back toward historical norms. In fact, much of the surge in defaults was caused by "fallen angels" such as WorldCom and Qwest that overwhelmed the usual statistics. Since their fall, default rates have begun what appears to be a decline back to normal levels. In this environment, we will continue to focus on earning the highest possible risk-adjusted returns consistent with the preservation of capital.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce trust expenses, the trust attempts to eliminate duplicate mailings to the same address. The trust delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The trust's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT-QUALITY RISK: The possibility that a debt issuer will fail to pay the debt's principal or interest in a timely manner.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, Moody's from a high of Aaa to a low of C.

DEFAULT: The failure to make required debt payments on time.

LONDON INTERBANK OFFERED RATE (LIBOR): The interest rate the largest international banks charge each other for loans.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

SECONDARY MARKET: Where securities are traded after they are initially offered.

SENIOR LOANS: Loans or other debt instruments that are given preference to junior securities of the borrower. In the event of bankruptcy, payments to holders of senior loan obligations are given priority over payments to holders of subordinated debt, as well as shareholders of preferred and common stock. Senior loans may share priority status with other senior securities of the borrower, so this status is not a guarantee that monies to which the investor is entitled will in fact be paid.

A FOCUS ON SENIOR LOANS

    The Prime Rate Income Trust invests primarily in adjustable rate senior loans to corporations, partnerships, and other business entities that operate in a variety of industries and geographic locations. Senior loans have a number of characteristics that, in the opinion of the trust's management team, are important to the integrity of the trust's portfolio. These are highlighted below. For more details, please refer to the prospectus.

SENIOR STANDING

    With respect to interest payments, senior loans generally have priority over other classes of loans, preferred stock, or common stocks, though they may have equal status with other securities of the borrower. This status is not a guarantee, however, that monies to which the trust is entitled will be paid. If they are not fully paid, it potentially could have a negative effect on the trust's net asset value.

COLLATERAL BACKING

    Senior loans are often secured by collateral that has been pledged by the borrower under the terms of a loan agreement. Forms of collateral include trademarks, accounts receivable or inventory, buildings, real estate, franchises, and common and preferred stock in subsidiaries and affiliates. Under certain circumstances, collateral might not be entirely sufficient to satisfy the borrower's obligations in the event of nonpayment of scheduled interest or principal, and in some instances may be difficult to liquidate on a timely basis.

    Additionally, a decline in the value of the collateral could cause the loan to become substantially undersecured, and circumstances could arise (such as bankruptcy of a borrower) that could cause the trust's security interest in the loan's collateral to be invalidated. This could potentially have a negative effect on the trust's net asset value.

CREDIT QUALITY

    Many senior loans carry provisions designed to protect the lender in certain circumstances. In addition, the variable-rate nature of the portfolio is expected to lessen the fluctuation in the trust's net asset value. However, the net asset value will still be subject to the influence of changes in the real or perceived credit quality of the loans in which the trust invests. This may occur, for example, in the event of a sudden or extreme increase in prevailing interest rates, a default in a loan in which the trust holds an interest, or a substantial deterioration in the borrower's creditworthiness. From time to time, the trust's net asset value may be more or less than at the time of the investment.

SPECIAL CONSIDERATIONS

    Under normal market conditions, the trust may invest up to 20 percent of its assets in senior loans that are not secured by any specific collateral. From time to time, the trust may hold equity positions as collateral, which may contribute to volatility in the trust's net asset value. These equity positions may or may not be traded on stock exchanges and valued daily at the market price. It is management's opinion that shareholders will generally ultimately benefit from these holdings. In addition, up to 20 percent of the trust's assets may be invested in senior loans made to non-U.S. borrowers, although these loans must be U.S.-dollar denominated and pay principal and interest in U.S. dollars. Please consult the prospectus for more information.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.(1)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            VARIABLE RATE** SENIOR LOAN INTERESTS  90.1%
            AEROSPACE/DEFENSE  0.7%
 $ 5,194    DeCrane Aircraft
            Holdings, Inc., Term
            Loan................... B2        B+     09/30/05               $    4,220,258
   2,494    DRS Technologies, Inc.,
            Term Loan.............. Ba3       BB-    09/30/08                    2,510,335
   1,809    Integrated Defense
            Technologies, Inc.,
            Term Loan.............. Ba3       BB-    03/04/08                    1,795,311
   5,133    Vought Aircraft
            Industries, Inc., Term
            Loan................... NR        NR     12/31/06 to 06/30/08        5,012,253
                                                                            --------------
                                                                                13,538,157
                                                                            --------------
            AUTOMOTIVE  4.4%
   7,233    Breed Technologies,
            Inc., Term Loan (a)
            (i).................... NR        NR     12/20/04                    6,835,609
   4,752    Citation Corp., Term
            Loan................... NR        B+     12/01/07                    4,182,059
  39,985    Federal-Mogul Corp.,
            Term Loan (c).......... NR        NR     10/05/03 to 02/24/05       34,215,610
   3,053    Federal-Mogul Corp.,
            Revolving Credit
            Agreement (c).......... NR        NR     02/24/04                    3,038,196
   9,318    Metalforming
            Technologies, Inc.,
            Term Loan.............. NR        NR     06/30/06                    5,590,972
  14,550    MetoKote Corp., Term
            Loan................... B1        B+     11/14/05                   14,349,938
  12,803    Safelite Glass Corp.,
            Term Loan.............. NR        NR     09/30/07                   12,418,602

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            AUTOMOTIVE (CONTINUED)
 $ 1,231    Stoneridge, Inc., Term
            Loan................... Ba3       BB     04/30/08               $    1,229,711
   7,710    ThermaSys Corp., Term
            Loan................... NR        NR     08/25/07                    6,298,904
                                                                            --------------
                                                                                88,159,601
                                                                            --------------
            BEVERAGE, FOOD & TOBACCO  4.1%
   7,410    Agrilink Foods, Inc.,
            Term Loan.............. Ba3       B+     06/30/08                    7,428,525
  22,270    Aurora Foods, Inc.,
            Term Loan.............. B2        B-     06/30/05 to 09/30/06       19,712,754
   4,429    B & G Foods, Inc., Term
            Loan (j)............... B1        B+     03/31/06                    4,428,842
   5,708    Commonwealth Brands,
            Inc., Term Loan........ NR        NR     08/28/07                    5,701,198
     784    Cott Beverages, Inc.,
            Term Loan.............. NR        BB     12/31/06                      787,612
   5,046    Dean Foods Co., Term
            Loan................... Ba2       BB+    07/15/08                    5,049,579
  12,347    Doane Pet Care Co.,
            Term Loan.............. B2        B+     12/31/05 to 12/31/06       11,864,048
   1,245    Hartz Mountain Corp.,
            Term Loan.............. B1        NR     12/31/07                    1,248,180
   3,494    Land O' Lakes, Inc.,
            Term Loan.............. B1        BB     10/10/08                    3,249,640
   5,310    Mafco Worldwide Corp.,
            Term Loan.............. NR        NR     03/31/06                    5,256,962
     430    Meow Mix Co., Term
            Loan................... Ba3       BB-    01/31/08                      431,075
   3,325    Merisant Co., Term
            Loan................... Ba3       BB-    03/31/07                    3,326,452
   3,318    New World Pasta Co.,
            Term Loan.............. B3        CCC    01/28/06                    2,849,388
     960    New World Pasta Co.,
            Revolving Credit
            Agreement.............. B3        CCC    01/28/05                      859,200
   1,977    Otis Spunkmeyer, Inc.,
            Term Loan.............. B1        B+     01/21/09                    1,969,858

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            BEVERAGE, FOOD & TOBACCO (CONTINUED)
 $ 5,283    Pinnacle Foods, Inc.,
            Term Loan.............. Ba3       BB-    05/22/08               $    5,282,895
   3,961    Swift & Co., Term
            Loan................... Ba2       BB     09/19/08                    3,975,514
                                                                            --------------
                                                                                83,421,722
                                                                            --------------
            BROADCASTING--CABLE  6.3%
   9,702    CC VIII Operating, LLC,
            Term Loan.............. B2        B-     02/02/08                    8,167,871
  65,505    Charter Communications
            Operating, LLC, Term
            Loan................... B2        B      09/18/07 to 03/18/08       55,451,603
  37,835    Falcon Cable
            Communications, LP,
            Term Loan.............. B2        NR     12/31/07                   31,733,690
  12,432    Frontiervision
            Operating Partners, LP,
            Term Loan (c).......... NR        NR     09/30/05 to 03/31/06       10,952,963
   2,917    Frontiervision
            Operating Partners, LP,
            Revolving Credit
            Agreement (c).......... NR        NR     10/31/05                    2,571,660
   6,250    Insight Midwest
            Holdings LLC, Term
            Loan................... Ba3       BB+    06/30/09 to 12/31/09        5,992,812
   5,250    MCC Iowa, LLC, Term
            Loan................... NR        NR     09/30/10                    5,130,783
  10,080    Olympus Cable Holdings,
            LLC, Term Loan (c)..... NR        NR     09/30/10                    8,157,240
                                                                            --------------
                                                                               128,158,622
                                                                            --------------
            BROADCASTING--DIVERSIFIED  0.9%
   1,506    Hughes Electronics
            Corp., Term Loan....... Ba3       BB-    08/31/03                    1,509,286
  14,552    Muzak Audio
            Communications, Inc.,
            Term Loan.............. B2        B+     12/31/06                   14,139,314
   2,422    White Knight
            Broadcasting, Inc.,
            Term Loan.............. NR        NR     03/31/03                    2,083,337
                                                                            --------------
                                                                                17,731,937
                                                                            --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            BROADCASTING--TELEVISION  0.4%
 $ 3,080    Gray Communications
            Systems, Inc., Term
            Loan................... Ba3       B+     12/31/10               $    3,096,041
   6,495    Quorum Broadcasting,
            Inc., Term Loan........ NR        NR     12/31/04                    5,699,121
                                                                            --------------
                                                                                 8,795,162
                                                                            --------------
            BUILDINGS & REAL ESTATE  1.6%
  12,451    Builders FirstSource,
            Inc., Term Loan........ NR        BB-    12/30/05                   11,766,435
   9,091    Corrections Corp. of
            America, Term Loan..... B1        B+     03/31/06 to 03/31/08        9,100,650
   2,560    The Macerich Co., Term
            Loan................... NR        NR     07/26/05                    2,563,200
   3,726    Ventas, Inc., Term
            Loan................... NR        NR     04/17/07                    3,712,289
   1,115    Ventas, Inc., Revolving
            Credit Agreement....... NR        NR     04/17/05                    1,056,626
   4,000    Wackenhut Corrections
            Corp., Term Loan....... Ba3       BB     12/12/08                    3,997,500
                                                                            --------------
                                                                                32,196,700
                                                                            --------------
            CHEMICALS, PLASTICS & RUBBER  3.7%
   8,201    Cedar Chemicals Corp.,
            Term Loan (b) (c)...... NR        NR     10/03/03                      574,060
   8,152    CP Kelco ApS, Term
            Loan................... B3        B+     09/30/06 to 09/30/08        7,823,169
   6,893    GenTek, Inc., Term Loan
            (c).................... NR        NR     04/30/05 to 10/31/07        3,968,197
   2,824    GenTek, Inc., Revolving
            Credit Agreement (c)... NR        NR     04/30/05                    1,652,093
   4,596    GEO Specialty
            Chemicals, Inc., Term
            Loan................... B1        B+     12/31/07                    4,244,034
  23,801    Huntsman Corp., Term
            Loan................... B3        B+     03/31/07                   20,012,455
  16,735    Huntsman ICI Chemicals,
            LLC, Term Loan......... B2        B+     06/30/07 to 06/30/08       16,446,329
   4,071    Jet Plastica
            Industries, Inc., Term
            Loan................... NR        NR     12/31/03                    3,154,637

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            CHEMICALS, PLASTICS & RUBBER (CONTINUED)
 $ 1,000    Jet Plastica
            Industries, Inc.,
            Revolving Credit
            Agreement.............. NR        NR     12/31/03               $      775,000
   3,043    Lyondell Chemical Co.,
            Term Loan.............. Ba3       BB     05/17/06                    3,046,144
   3,599    Nutrasweet Acquisition
            Corp., Term Loan....... Ba3       NR     05/25/07 to 05/25/09        3,596,727
   5,940    OM Group, Inc., Term
            Loan................... B2        B+     04/01/06                    5,598,331
   3,747    TruSeal Technologies,
            Inc., Term Loan........ NR        NR     06/30/04                    3,642,580
     411    West American Rubber
            Co., LLC, Term Loan.... NR        NR     11/09/03                      411,162
                                                                            --------------
                                                                                74,944,918
                                                                            --------------
            CONSTRUCTION MATERIAL  0.7%
   4,888    Dayton Superior Corp.,
            Term Loan.............. B2        B+     06/02/08                    4,827,023
   6,997    Flextek Components,
            Inc., Term Loan (b)
            (k).................... NR        NR     08/31/03                            0
   1,333    National Waterworks,
            Inc., Term Loan........ B1        BB-    11/22/09                    1,343,751
   3,964    Werner Holding Co.,
            Inc., Term Loan........ Ba3       B+     11/30/04 to 11/30/05        3,927,184
   3,289    Wilmar Industries,
            Inc., Term Loan........ NR        NR     09/29/05 to 09/29/07        3,255,620
                                                                            --------------
                                                                                13,353,578
                                                                            --------------
            CONTAINERS, PACKAGING & GLASS  3.5%
  13,716    Dr. Pepper/Seven Up
            Bottling Group, Inc.,
            Term Loan.............. NR        NR     10/07/07                   13,533,786
   4,920    Fleming Packaging
            Corp., Term Loan....... NR        NR     08/31/04                    2,135,328
   6,847    Graham Packaging Co.,
            Term Loan.............. B2        B      01/31/06 to 01/31/07        6,778,911
   1,693    Impress Metal Packaging
            Holding B.V., Term
            Loan................... NR        NR     12/31/06                    1,659,212
   9,749    Kranson Industries,
            Inc., Term Loan........ NR        NR     12/31/06                    9,651,257

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            CONTAINERS, PACKAGING & GLASS (CONTINUED)
 $ 4,888    Nexpak Corp., Term
            Loan................... NR        NR     03/31/04               $    4,057,325
   6,787    Owens-Illinois, Inc.,
            Term Loan.............. B1        BB     03/31/04                    6,750,542
   7,118    Owens-Illinois, Inc.,
            Revolving Credit
            Agreement.............. B1        BB     03/31/04                    6,883,613
   4,761    Packaging Dynamics,
            Term Loan.............. NR        NR     11/20/05                    4,725,677
   2,700    Pliant Corp., Term
            Loan................... B2        B+     05/31/08                    2,673,686
   1,346    Smurfit-Stone Container
            Corp., Term Loan....... Ba3       NR     06/30/09                    1,334,375
   3,654    Stone Container Corp.,
            Term Loan.............. Ba3       NR     06/30/09                    3,617,308
   2,955    Tekni-Plex, Inc., Term
            Loan................... B1        B+     06/21/08                    2,907,766
   3,711    U.S. Can Corp., Term
            Loan................... B2        B      01/04/06                    3,208,637
                                                                            --------------
                                                                                69,917,423
                                                                            --------------
            DIVERSIFIED MANUFACTURING  2.4%
  17,462    Chart Industries, Inc,
            Term Loan.............. NR        NR     03/31/06                   11,263,278
   2,450    EnerSys, Term Loan..... NR        NR     11/09/08                    2,425,547
  11,833    Mueller Group, Inc.,
            Term Loan (j).......... B1        B+     05/31/08                   11,812,064
  16,708    Neenah Foundry Co.,
            Term Loan.............. Caa1      B-     09/30/05                   15,538,092
   3,396    United Fixtures Co.,
            Term Loan (a).......... NR        NR     12/31/04                    3,293,801
   5,366    Western Industries,
            Inc., Term Loan........ NR        NR     06/23/06                    3,621,692
                                                                            --------------
                                                                                47,954,474
                                                                            --------------
            ECOLOGICAL  3.3%
  48,652    Allied Waste North
            America, Inc., Term
            Loan................... Ba3       BB     07/21/05 to 07/21/07       48,493,890
     120    Allied Waste North
            America, Inc.,
            Revolving Credit
            Agreement.............. Ba3       BB     07/21/05                      114,840

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            ECOLOGICAL (CONTINUED)
 $ 4,950    Casella Waste Systems,
            Inc., Term Loan........ B1        BB-    05/11/07               $    4,983,002
   4,869    Duratek, Inc., Term
            Loan................... NR        NR     12/08/06                    4,747,325
  20,556    Safety-Kleen Corp.,
            Term Loan (b) (c)...... NR        NR     04/03/05 to 04/03/06        8,397,933
                                                                            --------------
                                                                                66,736,990
                                                                            --------------
            EDUCATION & CHILD CARE  0.2%
   5,339    Kindercare Learning
            Centers, Inc., Term
            Loan................... Ba3       B+     02/13/06                    5,165,375
                                                                            --------------

            ELECTRONICS  2.4%
     451    AMI Semiconductor,
            Inc., Term Loan........ Ba3       BB     12/26/06                      449,040
   6,880    Amphenol Corp., Term
            Loan................... Ba2       BB+    05/19/04 to 05/19/06        6,783,107
   4,748    Audio Visual Services
            Corp., Term Loan....... NR        NR     03/04/04 to 03/04/06        4,551,695
   1,280    Computer Associates
            International, Inc.,
            Revolving Credit
            Agreement.............. Baa2      BBB+   05/26/03                    1,278,198
   2,110    Kinetic Group, Inc.,
            Term Loan.............. B1        NR     02/28/06                    1,951,489
   2,177    Knowles Electronics,
            Inc., Term Loan........ B3        CCC    06/29/07                    1,833,037
   5,926    Rayovac Corp., Term
            Loan................... Ba3       BB-    09/30/09                    5,925,833
   5,842    Rowe International,
            Inc., Term Loan (a)
            (l).................... NR        NR     12/31/03                            0
   4,975    Seagate Technologies,
            Inc., Term Loan........ Ba1       BB+    05/13/07                    4,971,000
   2,474    Semiconductor
            Components Industries,
            LLC, Term Loan......... B2        B      08/04/06 to 08/04/07        2,218,953
   9,531    Stratus Technologies,
            Inc., Term Loan........ NR        NR     02/26/05                    7,672,656

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            ELECTRONICS (CONTINUED)
 $ 4,162    Veridian Corp., Term
            Loan................... Ba3       BB-    06/30/08               $    4,177,643
  10,678    Viasystems, Inc., Term
            Loan................... B3        NR     09/30/08                    7,174,202
                                                                            --------------
                                                                                48,986,853
                                                                            --------------
            ENTERTAINMENT & LEISURE  5.4%
   2,039    American Skiing Co.,
            Term Loan.............. NR        NR     05/31/06                    2,008,374
   7,534    Bally Total Fitness
            Holding Corp., Term
            Loan................... Ba3       B+     11/10/04                    7,270,696
   2,562    Bell Sports, Inc., Term
            Loan................... NR        NR     03/31/06 to 03/31/07        1,739,482
   3,643    Carmike Cinemas, Inc.,
            Term Loan.............. NR        NR     01/15/07                    3,603,659
   2,778    Festival Fun Parks,
            LLC, Term Loan......... NR        NR     06/30/07 to 12/31/07        2,767,201
  31,745    Fitness Holdings
            Worldwide, Inc., Term
            Loan................... NR        B      11/02/06 to 11/02/07       30,871,755
   2,000    Kerasotes Theatres,
            Inc., Term Loan........ NR        NR     12/31/08                    2,005,000
   7,600    KSL Recreational Group,
            Inc., Term Loan........ Ba3       B+     04/30/05 to 04/30/06        7,551,508
   1,187    KSL Recreational Group,
            Inc., Revolving Credit
            Agreement.............. Ba3       B+     04/30/04                    1,164,792
   4,963    Loews Cineplex
            Entertainment Corp.,
            Term Loan.............. NR        NR     03/31/07                    4,912,875
  19,425    Metro-Goldwyn-Mayer,
            Inc., Term Loan........ NR        NR     06/30/08                   19,340,016
   1,965    Panavision, Inc., Term
            Loan................... Caa1      CCC    03/31/05                    1,679,720
   9,750    Playcore Wisconsin,
            Inc., Term Loan........ NR        NR     07/01/07                    9,497,499
   6,500    Six Flags Theme Parks,
            Inc., Term Loan........ Ba2       BB-    06/30/09                    6,451,250
   2,607    Sportcraft, Ltd., Term
            Loan................... NR        NR     07/31/05                    2,437,928

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            ENTERTAINMENT & LEISURE (CONTINUED)
 $ 1,252    Sportcraft, Ltd.,
            Revolving Credit
            Agreement.............. NR        NR     07/31/05               $    1,157,690
   4,759    Worldwide Sports &
            Recreation, Inc., Term
            Loan................... NR        NR     12/31/06                    4,335,946
                                                                            --------------
                                                                               108,795,391
                                                                            --------------
            FINANCE  3.5%
  12,626    Alliance Data Systems,
            Inc., Term Loan........ NR        NR     07/25/05                   12,499,277
  26,500    Metris Cos., Inc., Term
            Loan................... B2        NR     06/30/03                   21,641,676
  35,645    Outsourcing Solutions,
            Term Loan (b).......... Caa1      NR     12/10/05 to 06/10/06       15,086,428
  12,168    Rent-A-Center, Inc.,
            Term Loan.............. Ba2       BB     01/31/06 to 12/31/07       12,160,407
   3,879    Rent-Way, Inc., Term
            Loan................... NR        CCC    03/31/03 to 12/31/03        3,677,367
   4,874    Risk Management
            Assurance Co., Term
            Loan................... NR        NR     12/21/06                    4,799,604
                                                                            --------------
                                                                                69,864,759
                                                                            --------------
            GROCERY  0.1%
   2,348    Fleming Cos., Inc.,
            Term Loan.............. Ba3       BB     06/18/08                    2,302,861
                                                                            --------------

            HEALTHCARE  4.2%
  26,184    Community Health
            Systems, Inc., Term
            Loan................... NR        NR     07/16/10                   26,098,464
   2,364    Genesis Health
            Ventures, Inc., Term
            Loan................... Ba3       BB-    03/31/07                    2,356,208
   1,440    HCA--Healthone Co.,
            LLC, Term Loan......... NR        BBB-   12/21/06                    1,433,251
   8,135    InteliStaf Group, Inc.,
            Term Loan.............. NR        NR     10/31/05 to 10/31/07        8,112,640
  25,339    Kindred Healthcare,
            Inc., Term Loan (a).... NR        NR     04/13/08                   24,325,482

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            HEALTHCARE (CONTINUED)
 $11,901    Magellan Health
            Services, Inc., Term
            Loan................... Caa1      CCC    02/12/05 to 02/12/06   $   10,405,513
   6,188    Medical Staffing
            Network Holdings, Inc.,
            Term Loan.............. NR        NR     10/26/06                    6,160,430
   6,000    Team Health, Inc., Term
            Loan................... Ba3       B+     10/31/08                    5,865,000
                                                                            --------------
                                                                                84,756,988
                                                                            --------------
            HEALTHCARE & BEAUTY  0.8%
   4,615    Mary Kay, Inc., Term
            Loan................... Ba3       BB-    10/03/07                    4,637,465
  11,873    Revlon Consumer
            Products Corp., Term
            Loan................... B3        B      05/30/05                   11,229,612
                                                                            --------------
                                                                                15,867,077
                                                                            --------------
            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER
            PRODUCTS  0.7%
   5,238    Brown Jordan
            International, Inc.,
            Term Loan.............. B1        B      03/31/06                    4,897,561
   1,640    Formica Corp., Term
            Loan (c)............... NR        NR     04/30/06                    1,476,042
   4,495    Holmes Products Corp.,
            Term Loan.............. B2        B      02/05/07                    4,202,535
   2,582    Imperial Home Decor
            Group, Inc., Term Loan
            (a).................... NR        NR     04/04/06                      116,196
   2,815    Sleepmaster, LLC, Term
            Loan (c)............... NR        NR     12/31/06                    2,716,316
   1,898    Targus Group
            International, Inc.,
            Term Loan.............. NR        NR     08/31/06                    1,679,578
                                                                            --------------
                                                                                15,088,228
                                                                            --------------
            HOTELS, MOTELS, INNS & GAMING  3.9%
  38,967    Aladdin Gaming, LLC,
            Term Loan (b) (c)...... NR        NR     02/25/05 to 02/26/08       31,085,739
   3,948    Extended Stay America,
            Inc., Term Loan........ Ba3       BB-    01/15/08                    3,904,286

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            HOTELS, MOTELS, INNS & GAMING (CONTINUED)
 $ 2,379    Greektown Casino, LLC,
            Term Loan.............. NR        NR     09/30/04               $    2,384,963
   6,000    Scientific Games Corp.,
            Term Loan.............. Ba3       BB-    12/31/08                    6,003,750
  44,717    Wyndham International,
            Inc., Term Loan........ NR        B-     06/30/04 to 06/30/06       35,502,780
                                                                            --------------
                                                                                78,881,518
                                                                            --------------
            INSURANCE  1.6%
   5,000    Alea Group Holdings,
            Term Loan.............. NR        BBB-   03/31/07                    4,987,500
  16,275    BRW Acquisition, Inc.,
            Term Loan.............. NR        NR     07/10/06 to 07/10/07       14,322,000
  11,352    Fund American Cos.,
            Inc., Term Loan........ Baa2      BBB-   03/31/07                   11,318,052
   1,189    Willis Corroon, Inc.,
            Term Loan.............. Ba2       BB+    11/19/06                    1,181,311
                                                                            --------------
                                                                                31,808,863
                                                                            --------------
            MACHINERY  1.3%
   4,741    Alliance Laundry
            Holdings, LLC, Term
            Loan................... B1        B      08/02/07                    4,691,546
   7,740    Ashtead Group, PLC,
            Term Loan.............. NR        NR     06/01/07                    7,159,117
   2,383    Flowserve Corp., Term
            Loan................... Ba3       BB-    06/30/09                    2,376,658
  10,566    Gleason Corp., Term
            Loan................... NR        NR     02/18/06 to 02/18/08       10,559,646
   2,488    Terex Corp., Term
            Loan................... B1        BB-    07/03/09                    2,388,000
                                                                            --------------
                                                                                27,174,967
                                                                            --------------
            MEDICAL PRODUCTS & SERVICES  3.8%
   4,141    Alliance Imaging, Inc.,
            Term Loan.............. B1        B+     06/10/08                    4,084,256
     866    American Home Patient,
            Term Loan (c) (g)...... NR        NR     12/31/02                      569,145
  20,000    Dade Behring, Inc.,
            Term Loan.............. B1        B+     10/01/08                   19,900,000
  12,540    DaVita, Inc., Term
            Loan................... Ba3       BB-    03/31/07 to 03/31/09       12,558,264

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            MEDICAL PRODUCTS & SERVICES (CONTINUED)
 $10,956    Kinetic Concepts, Inc.,
            Term Loan.............. Ba3       B+     12/31/04 to 12/31/05   $   10,952,930
   6,714    Medical Specialities
            Group, Inc., Term Loan
            (b) (g)................ NR        NR     06/30/01 to 06/30/04        1,678,409
   8,995    Mediq/PRN Life Support
            Services, Inc., Term
            Loan................... NR        NR     06/13/05                    8,320,082
   7,327    National Medical Care,
            Inc., Term Loan........ Ba1       BB+    09/30/03                    7,317,429
   4,899    National Nephrology
            Associates, Inc., Term
            Loan................... B1        B+     12/31/05                    4,862,500
   6,583    Unilab Corp., Term
            Loan................... B1        BB-    11/23/06                    6,599,539
                                                                            --------------
                                                                                76,842,554
                                                                            --------------
            MINING, STEEL, IRON & NON-PRECIOUS METALS  2.8%
  14,641    Carmeuse Lime, Inc.,
            Term Loan.............. NR        NR     03/31/06                   11,712,844
   7,387    CII Carbon, LLC, Term
            Loan................... NR        NR     06/25/08                    5,170,966
   6,077    Fairmount Minerals,
            Ltd., Term Loan........ NR        NR     02/28/05                    5,941,470
  50,862    Ispat Inland, Term
            Loan................... Caa1      B-     07/16/05 to 07/16/06       31,852,199
   2,309    Koppers Industries,
            Inc., Term Loan........ Ba2       NR     11/30/04                    2,274,135
                                                                            --------------
                                                                                56,951,614
                                                                            --------------
            NATURAL RESOURCES  1.2%
   5,000    Lyondell-Citgo
            Refining, LP, Term
            Loan................... NR        NR     06/10/04                    4,750,000
  15,000    Ocean Rig ASA-
            (Norway), Term Loan.... NR        NR     06/01/08                   13,275,000
   6,583    Tesoro Petroleum Corp.,
            Term Loan.............. Ba3       BB     12/31/06 to 12/31/07        6,023,270
                                                                            --------------
                                                                                24,048,270
                                                                            --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            NON-DURABLE CONSUMER PRODUCTS  0.7%
 $ 8,195    Accessory Network
            Group, Inc., Term
            Loan................... NR        NR     06/30/03               $    2,458,438
  10,377    American Marketing
            Industries, Inc., Term
            Loan (b)............... NR        NR     04/01/04                    2,594,192
   3,000    Amscan Holdings, Inc.,
            Term Loan.............. B1        BB-    06/15/07                    2,977,500
   5,423    Arena Brands, Inc.,
            Term Loan.............. NR        NR     06/02/03                    5,318,494
     419    Arena Brands, Inc.,
            Revolving Credit
            Agreement.............. NR        NR     06/02/03                      408,634
                                                                            --------------
                                                                                13,757,258
                                                                            --------------
            PAPER & FOREST PRODUCTS  0.3%
   2,448    Bear Island Paper Co.,
            LLC, Term Loan......... B3        B-     12/31/05                    2,289,330
   2,948    Port Townsend Paper
            Corp., Term Loan....... NR        NR     03/16/07                    2,431,688
     995    Riverwood International
            Corp., Term Loan....... B1        B      03/31/07                      993,911
                                                                            --------------
                                                                                 5,714,929
                                                                            --------------
            PERSONAL & MISCELLANEOUS SERVICES  0.9%
   2,911    Coinmach Laundry Corp.,
            Term Loan.............. B1        BB-    07/25/09                    2,913,421
  10,571    Encompass Service
            Corp., Term Loan (b)
            (c).................... NR        NR     02/22/06 to 05/10/07        2,733,624
   4,975    Katun Corp., Term
            Loan................... NR        B+     06/30/09                    4,959,453
     903    Sarcom, Inc., Term
            Loan................... NR        NR     07/30/07                      903,303
   1,869    TeleSpectrum Worldwide,
            Inc., Term Loan (a).... NR        NR     05/31/05                    1,205,610
   6,672    The Relizon Co., Term
            Loan................... NR        NR     09/30/06 to 12/31/07        6,293,160
                                                                            --------------
                                                                                19,008,571
                                                                            --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            PHARMACEUTICALS  0.7%
 $   960    aaiPharma, Inc., Term
            Loan................... B2        BB-    03/28/07               $      960,600
   1,022    Alpharma, Inc., Term
            Loan................... B2        BB-    10/05/07                      998,731
   4,459    Caremark Rx, Inc., Term
            Loan................... Ba2       BB+    03/31/06                    4,462,464
   7,504    MedPointe, Inc., Term
            Loan................... B1        B      09/30/07 to 09/30/08        7,247,626
                                                                            --------------
                                                                                13,669,421
                                                                            --------------
            PRINTING & PUBLISHING  6.5%
   4,987    21st Century
            Newspapers, Term Loan.. NR        NR     08/27/08                    4,987,180
   2,314    Adams Outdoor
            Advertising LP, Term
            Loan................... B1        B+     02/08/08                    2,322,196
   8,589    Advanstar
            Communications, Inc.,
            Term Loan.............. B2        B      10/11/07                    8,159,143
   8,287    American Reprographics
            Co., Term Loan......... NR        NR     04/10/08                    8,225,033
   4,090    Check Printers, Inc.,
            Term Loan.............. NR        NR     06/30/05                    4,059,213
   9,320    CommerceConnect Media,
            Inc., Term Loan........ NR        NR     12/31/07                    8,947,611
   2,128    Daily News, LP, Term
            Loan................... NR        NR     03/19/08                    2,014,916
   7,131    Danka Business Systems,
            PLC, Term Loan......... NR        NR     03/31/04                    7,068,431
   2,479    F&W Publications, Inc.,
            Term Loan.............. NR        NR     12/31/09                    2,466,771
   2,925    Haights Cross
            Communications, LLC,
            Term Loan.............. B2        B+     12/10/06                    2,701,843
  16,813    Journal Register Co.,
            Term Loan.............. Ba1       BB+    09/29/06                   16,687,135
   3,333    Lamar Media Corp., Term
            Loan................... Ba2       BB-    03/01/06                    3,291,667

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            PRINTING & PUBLISHING (CONTINUED)
 $10,000    Morris Communications
            Corp., Term Loan....... NR        NR     09/30/09               $   10,017,190
   3,731    Network Communications,
            Inc., Term Loan........ NR        NR     06/27/08                    3,740,578
   5,903    PRIMEDIA, Inc., Term
            Loan................... NR        B      06/30/09                    5,578,176
   6,169    R.H. Donnelley, Inc.,
            Term Loan.............. Ba3       BB     12/31/08 to 06/30/10        6,205,497
  11,779    The Reader's Digest
            Association, Inc., Term
            Loan................... Baa3      BB+    05/21/07 to 05/20/08       11,583,657
  10,198    Vertis, Inc., Term
            Loan................... B1        B+     12/07/05 to 12/07/08        9,989,605
   7,380    Xerox Corp., Term
            Loan................... NR        B+     04/30/05                    7,122,960
   3,973    Xerox Corp., Revolving
            Credit Agreement....... NR        B+     04/30/05                    3,650,500
   3,835    Ziff-Davis Media, Inc.,
            Term Loan.............. B3        CCC-   03/31/07                    3,278,677
                                                                            --------------
                                                                               132,097,979
                                                                            --------------
            RESTAURANTS & FOOD SERVICE  0.7%
   1,723    Carvel Corp., Term
            Loan................... NR        NR     12/31/06                    1,706,145
   4,045    Domino's, Inc., Term
            Loan................... Ba3       BB-    06/30/08                    4,056,015
   2,766    Papa Ginos, Inc., Term
            Loan................... NR        NR     08/31/07                    2,705,017
   6,011    S.C. International
            Services, Inc., Term
            Loan................... Ba1       NR     03/01/07                    5,034,261
                                                                            --------------
                                                                                13,501,438
                                                                            --------------
            RETAIL--OFFICE PRODUCTS  0.1%
   6,335    Identity Group, Inc.,
            Term Loan.............. NR        NR     05/11/07                    2,534,000
                                                                            --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            RETAIL--OIL & GAS  0.8%
 $ 1,000    Barjan Products, LLC,
            Term Loan.............. NR        NR     05/31/06               $      875,000
  16,192    The Pantry, Inc., Term
            Loan................... B1        B+     01/31/06 to 07/31/06       15,980,927
                                                                            --------------
                                                                                16,855,927
                                                                            --------------
            RETAIL--SPECIALTY  0.9%
   1,470    American Blind &
            Wallpaper Factory,
            Inc., Term Loan (a).... NR        NR     12/31/05                    1,470,096
   3,226    DRL Acquisition, Inc.,
            Term Loan.............. NR        NR     04/30/09                    3,213,529
   6,477    Home Interiors & Gifts,
            Inc., Term Loan........ B2        B+     12/31/06                    6,233,870
   2,333    Jostens, Inc., Term
            Loan................... B1        BB-    05/31/06 to 12/31/09        2,315,118
      58    Jostens, Inc.,
            Revolving Credit
            Agreement.............. B1        BB-    05/31/06                       56,550
   5,155    Nebraska Book Co.,
            Inc., Term Loan........ Ba3       B+     03/31/06                    5,168,384
                                                                            --------------
                                                                                18,457,547
                                                                            --------------
            RETAIL--STORES  2.1%
   6,750    Murray's Discount Auto
            Stores, Inc., Term
            Loan................... NR        NR     06/30/03                    5,568,428
     400    Murray's Discount Auto
            Stores, Inc., Revolving
            Credit Agreement....... NR        NR     06/30/03                      330,000
     763    Payless Cashways, Inc.,
            Term Loan (b) (c)
            (g).................... NR        NR     11/30/02                      763,157
  37,078    Rite Aid Corp., Term
            Loan................... B2        BB-    06/27/05                   36,521,463
                                                                            --------------
                                                                                43,183,048
                                                                            --------------
            TECHNOLOGY  0.4%
   3,500    DigitalNet Holdings,
            Inc., Term Loan........ B1        B+     11/26/07                    3,421,250
   5,475    The Titan Corp., Term
            Loan (j)............... Ba3       BB-    06/30/09                    5,474,994
                                                                            --------------
                                                                                 8,896,244
                                                                            --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS  1.0%
 $10,285    Alaska Communications
            Systems Holdings, Inc.,
            Term Loan.............. B1        BB-    11/14/07 to 05/14/08   $    9,496,331
   7,600    Broadwing, Inc., Term
            Loan................... B1        B-     11/09/04 to 06/28/07        7,178,325
   5,885    Orius Corp., Term
            Loan................... NR        NR     01/23/09 to 01/23/10        1,616,521
   2,942    Orius Corp., Revolving
            Credit Agreement....... NR        NR     01/23/05                    2,280,445
   7,500    WCI Capital Corp., Term
            Loan (b) (c)........... NR        NR     09/30/07                      128,910
   2,158    WCI Capital Corp.,
            Revolving Credit
            Agreement (b) (c)...... NR        NR     12/30/03                      377,666
                                                                            --------------
                                                                                21,078,198
                                                                            --------------
            TELECOMMUNICATIONS--LONG DISTANCE  0.1%
  29,946    Pacific Crossing, Ltd.,
            Term Loan (b) (c)...... NR        NR     07/28/06                    1,597,112
                                                                            --------------

            TELECOMMUNICATIONS--PAGING  0.2%
   4,250    Arch Western Resources,
            LLC, Term Loan......... Ba1       BB+    04/18/08                    4,252,656
                                                                            --------------

            TELECOMMUNICATIONS--WIRELESS  5.7%
   4,546    American Cellular
            Corp., Term Loan....... B3        CC     03/31/08 to 03/31/09        3,305,563
  32,474    BCP SP Ltd., Term Loan
            (b) (g) (l)............ NR        NR     03/31/02 to 03/31/05        9,742,070
   1,500    Centennial Cellular
            Corp., Term Loan....... B3        B      11/30/06                    1,223,250
   1,853    Centennial Puerto Rico
            Operations Corp., Term
            Loan................... NR        NR     11/30/07                    1,476,722
   7,000    Cricket Communications,
            Inc., Term Loan (b).... NR        NR     06/30/07                    1,697,500
   5,778    Crown Castle
            International Corp.,
            Term Loan.............. Ba3       B-     03/15/08                    5,518,581

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            TELECOMMUNICATIONS--WIRELESS (CONTINUED)
 $ 7,497    Dobson Operating Co.,
            Term Loan.............. Ba3       B      03/31/08               $    6,987,213
  24,032    Nextel Finance Co.,
            Term Loan.............. Ba3       BB-    12/31/07 to 12/31/08       22,422,405
  12,308    Nextel Partners, Inc.,
            Term Loan.............. B1        B-     01/29/08 to 07/29/08       11,261,218
  17,668    Rural Cellular Corp.,
            Term Loan.............. B2        B+     10/03/08 to 04/03/09       15,342,021
   5,319    Spectrasite
            Communications, Inc.,
            Term Loan.............. B3        CC     12/31/07                    4,750,924
  19,659    Sygnet Wireless, Inc.,
            Term Loan.............. NR        NR     12/23/06 to 12/23/07       17,280,604
  13,545    Triton PCS, Inc., Term
            Loan................... Ba3       BB-    05/04/07                   12,698,137
   2,456    Western Wireless Corp.,
            Term Loan.............. B3        B      09/30/08                    2,006,615
                                                                            --------------
                                                                               115,712,823
                                                                            --------------
            TEXTILES & LEATHER  1.0%
   1,655    Galey & Lord, Inc.,
            Term Loan (c).......... NR        NR     04/02/05 to 04/01/06        1,303,166
  18,313    Norcross Safety
            Products, LLC, Term
            Loan................... B1        NR     09/30/04                   18,221,420
                                                                            --------------
                                                                                19,524,586
                                                                            --------------
            TRANSPORTATION--CARGO  2.2%
   6,662    American Commercial
            Lines, LLC, Term
            Loan................... Caa1      CCC    06/30/06 to 06/30/07        5,393,111
  14,612    Atlas Freighter
            Leasing, Inc., Term
            Loan................... NR        NR     04/25/05 to 04/25/06       10,207,789
  17,294    Evergreen International
            Aviation, Inc., Term
            Loan................... NR        NR     05/07/03                   14,785,977
   4,881    Havco Wood Products,
            Inc., Term Loan (b).... NR        NR     06/30/06                    2,806,434
   2,666    Ingram Industries,
            Inc., Term Loan........ NR        NR     07/02/08                    2,642,453
   3,431    OmniTrax Railroads,
            LLC, Term Loan......... NR        NR     05/13/05                    3,421,930

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                      BANK LOAN
PRINCIPAL                              RATINGS+
AMOUNT                              --------------
(000)       BORROWER                MOODY'S   S&P      STATED MATURITY*         VALUE
            TRANSPORTATION--CARGO (CONTINUED)
 $ 2,000    RailAmerica, Inc., Term
            Loan................... Ba3       BB     05/23/09               $    1,998,500
   1,146    Roadway Corp., Term
            Loan................... Baa3      BBB    11/30/06                    1,142,113
   1,439    United States Shipping,
            LLC, Term Loan......... Ba2       BB     09/12/08                    1,443,472
                                                                            --------------
                                                                                43,841,779
                                                                            --------------
            TRANSPORTATION--PERSONAL  0.4%
   6,686    Motor Coach Industries,
            Inc., Term Loan........ B2        B      06/16/05                    5,254,192
   1,995    Transcore Holdings,
            Inc., Term Loan........ NR        NR     10/01/06                    1,999,988
                                                                            --------------
                                                                                 7,254,180
                                                                            --------------
            TRANSPORTATION--RAIL MANUFACTURING  0.2%
   2,435    Helm, Inc., Term
            Loan................... NR        NR     10/18/06                    2,252,735
   2,674    RailWorks Corp., Term
            Loan (b)............... NR        NR     11/13/04                    1,002,836
                                                                            --------------
                                                                                 3,255,571
                                                                            --------------
            UTILITIES  1.3%
   5,755    AES Corp., Term Loan... B2        NR     12/12/05                    5,582,373
   3,200    Consumers Energy Co.,
            Term Loan.............. Ba1       NR     07/11/04                    3,216,000
   2,985    Michigan Electric
            Transmission Co., Term
            Loan................... Baa2      NR     05/01/07                    2,981,269
   2,638    Pike Electric, Inc.,
            Term Loan.............. NR        NR     04/18/10                    2,654,176
   3,583    Southern California
            Edison Co., Term Loan.. Ba2       NR     03/01/03 to 03/01/05        3,578,464
     446    TNP Enterprises, Inc.,
            Term Loan.............. Ba2       BB+    03/30/06                      443,397
   8,985    Westar Energy, Inc.,
            Term Loan.............. NR        NR     06/05/05                    8,838,615
      10    Westar Energy, Inc.,
            Revolving Credit
            Agreement.............. NR        NR     06/05/05                        9,375
                                                                            --------------
                                                                                27,303,669
                                                                            --------------

TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  90.1%.......................    1,822,941,538
                                                                            --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

DESCRIPTION                                                       VALUE

NOTES  1.7%
Alderwoods Group, Inc. ($1,976,700 par, 11.00% to 12.25%
  coupon, maturing 01/02/07 to 01/02/09)....................  $    1,894,811
Dade Behring, Inc. ($6,305,525 par, 11.91% coupon, maturing
  10/03/10).................................................       6,620,801
Genesis Health Ventures, Inc. ($12,107,633 par, 6.38%
  coupon, maturing 04/02/07) (h)............................      11,441,713
PCI Chemicals Canada, Inc. ($2,078,348 par, 10.00% coupon,
  maturing 12/31/08)........................................       1,444,452
Pioneer Cos., Inc. ($692,783 par, 4.90% coupon, maturing
  12/31/06) (h).............................................         474,556
Premcor Refining Group, Inc. ($4,000,000 par, 4.13% coupon,
  maturing 08/23/03) (h)....................................       3,970,000
Rowe International, Inc. ($185,317 par, 15.00% coupon,
  maturing 11/15/01) (a) (g)................................               0
Satelites Mexicanos ($11,418,000 par, 5.918% coupon,
  maturing 06/30/04) 144A Private Placement (f) (h).........       8,877,495
                                                              --------------

TOTAL NOTES.................................................      34,723,828
                                                              --------------

EQUITIES  6.0%
AFC Enterprises, Inc. (402,834 common shares) (e)...........       7,408,117
Alderwoods Group, Inc. (137,138 common shares) (e)..........         692,547
American Home Patient, Inc. (Warrants for 10,147 common
  shares) (c) (e)...........................................               0
Audio Visual Services Corp. (98,058 common shares) (d)
  (e).......................................................       1,029,609
Best Products Co., Inc. (297,480 common shares) (e).........               0
Breed Technologies, Inc. (1,345,452 common shares) (a) (d)
  (e).......................................................               0
Chart Industries, Inc. (Warrants for 131,832 common shares)
  (e).......................................................               0
Dade Behring Holdings, Inc. (526,999 common shares) (e).....       9,749,482
Dan River, Inc. (192,060 common shares) (e).................         547,371
DecorateToday.com (198,600 common shares) (a) (d) (e).......         544,164
Fleer/Marvel Entertainment, Inc. (752,654 preferred shares)
  (a) (d)...................................................       9,468,387
Fleer/Marvel Entertainment, Inc. (891,340 common shares) (a)
  (e).......................................................       9,876,047
Flextek Components, Inc. (Warrants for 993 common shares)
  (c) (d) (e) (k)...........................................               0
Genesis Health Ventures, Inc. (1,476,810 common shares)
  (e).......................................................      23,259,758
Genesis Health Ventures, Inc. (16,685 preferred shares) (d)
  (e).......................................................       1,409,882
Imperial Home Decor Group, Inc. (929,571 common shares) (a)
  (d) (e)...................................................               0
Imperial Home Decor Realty, Inc. (929,571 common shares) (a)
  (d) (e)...................................................               0
Kindred Healthcare, Inc. (978,504 common shares) (a) (e)....      16,614,998
London Fog Industries, Inc. (515,922 common shares) (a) (d)
  (e).......................................................       8,187,682
Mediq/PRN Life Support Services, Inc. (22,626 preferred
  shares) (d) (e)...........................................               0
Murray's Discount Auto Stores, Inc. (Warrants for 290 common
  shares) (d) (e)...........................................               0
Nextel International, Inc. (26,667 common shares) (e).......         408,005
Orius Corp. (822,883 common shares) (d) (e).................               0

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

DESCRIPTION                                                       VALUE
EQUITIES (CONTINUED)
Pioneer Cos., Inc. (134,400 common shares) (d) (e)..........  $      336,000
Rotech Healthcare, Inc. (906,852 common shares) (e).........      14,736,345
Rotech Medical Corp. (90,685 common shares) (d) (e).........               0
Rowe International, Inc. (91,173 common shares) (a) (d)
  (e).......................................................               0
Rowe International, Inc. (Warrants for 236,677 common
  shares) (a) (d) (e).......................................               0
Safelite Glass Corp. (402,526 common shares) (d) (e)........       2,954,541
Safelite Realty (27,171 common shares) (d) (e)..............               0
Sarcom Enterprise Educational Services (90 common shares)
  (d) (e)...................................................               0
Sarcom, Inc. (3,613 preferred shares) (d) (e)...............         484,720
Sarcom, Inc. (416,685 common shares) (d) (e)................               0
TeleSpectrum Worldwide, Inc. (11,618,775 common shares) (a)
  (d) (e)...................................................               0
TeleSpectrum Worldwide, Inc. (8,307 preferred shares) (a)
  (d) (e)...................................................               0
Teligent, Inc. (400 common shares) (e)......................               0
Tembec, Inc. (140,409 common shares) (e)....................         978,651
Trans World Entertainment Corp. (3,789,962 common shares)
  (a) (e)...................................................      12,089,979
United Fixtures Holdings, Inc. (196,020 common shares) (a)
  (d) (e)...................................................               0
United Fixtures Holdings, Inc. (53,810 preferred shares) (a)
  (d) (e)...................................................               0
West American Rubber Co., LLC (5.04% ownership interest) (d)
  (e).......................................................               0
                                                              --------------

TOTAL EQUITIES  6.0%........................................     120,776,285
                                                              --------------

TOTAL LONG-TERM INVESTMENTS  97.8%
  (Cost $2,435,747,058).....................................   1,978,441,651
                                                              --------------

SHORT-TERM INVESTMENTS  2.3%
REPURCHASE AGREEMENT  2.0%
State Street Bank & Trust Corp. ($40,500,000 par
  collateralized by U.S. Government Obligations in a pooled
  cash account, 1.18% coupon, dated 01/31/03, to be sold on
  02/03/03 at $40,503,983) (j)..............................      40,500,000
                                                              --------------

TIME DEPOSIT  0.3%
State Street Bank & Trust Corp. ($5,527,090 par, 0.75%
  coupon, dated 01/31/03, to be sold on 02/03/03 at
  $5,527,435) (j)...........................................       5,527,090
                                                              --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $46,027,090)........................................      46,027,090
                                                              --------------

TOTAL INVESTMENTS  100.1%
  (Cost $2,481,774,148).....................................   2,024,468,741

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

DESCRIPTION                                                       VALUE
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.1%)...............  $   (2,720,088)
                                                              --------------

NET ASSETS  100.0%..........................................  $2,021,748,653
                                                              ==============

NR--Not rated

+ Bank Loans rated below Baa by Moody's Investor Service, Inc. or BBB by
  Standard & Poor's Group are considered to be below investment grade.

(1)  Industry percentages are calculated as a percentage of net assets.

(a) Affiliated company. See notes to financial statements.

(b) This Senior Loan interest is non-income producing.

(c) This borrower has filed for protection in federal bankruptcy court.

(d) Restricted security.

(e) Non-income producing security as this stock currently does not declare dividends.

(f) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(g) This borrower is in the process of restructuring or amending the terms of this loan.

(h) Variable rate security. Interest rate shown is that in effect at January 31, 2003.

(i) Fixed rate security.

(j) A portion of this security is segregated in connection with unfunded loan commitments.

(k) This borrower is currently in liquidation.

(l) Payment-in-kind security.

* Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
January 31, 2003 (Unaudited)

ASSETS:
Total Investments (Cost $2,481,774,148).....................  $2,024,468,741
Cash........................................................       5,454,080
Receivables:
  Investments Sold..........................................      25,446,982
  Interest and Fees.........................................       8,177,882
  Trust Shares Sold.........................................          85,755
Other.......................................................          62,556
                                                              --------------
    Total Assets............................................   2,063,695,996
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      35,733,319
  Investment Advisory Fee...................................       1,693,341
  Income Distributions......................................       1,505,107
  Administrative Fee........................................         445,616
  Distributor and Affiliates................................         421,786
  Trust Shares Repurchased..................................          23,503
Accrued Expenses............................................       1,500,257
Trustees' Deferred Compensation and Retirement Plans........         624,414
                                                              --------------
    Total Liabilities.......................................      41,947,343
                                                              --------------
NET ASSETS..................................................  $2,021,748,653
                                                              ==============
Net Asset Value Per Common Share ($2,021,748,653 divided by
  260,651,867 shares outstanding)...........................  $         7.76
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 260,651,867 shares issued and
  outstanding)..............................................  $    2,606,519
Paid in Surplus.............................................   3,271,250,423
Accumulated Undistributed Net Investment Income.............       3,424,324
Net Unrealized Depreciation.................................    (457,305,407)
Accumulated Net Realized Loss...............................    (798,227,206)
                                                              --------------
NET ASSETS..................................................  $2,021,748,653
                                                              ==============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended January 31, 2003 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $  64,766,459
Dividends...................................................        269,115
Other.......................................................      2,521,127
                                                              -------------
    Total Income............................................     67,556,701
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................     11,072,306
Administrative Fee..........................................      2,913,765
Shareholder Services........................................      1,437,201
Legal.......................................................        927,076
Custody.....................................................        378,188
Other.......................................................      1,171,435
                                                              -------------
    Total Operating Expenses................................     17,899,971
    Less Credits Earned on Cash Balances....................         80,434
                                                              -------------
    Net Operating Expenses..................................     17,819,537
    Interest Expense........................................         13,823
                                                              -------------
NET INVESTMENT INCOME.......................................  $  49,723,341
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (85,076,146)
                                                              -------------
Unrealized Appreciation/Depreciation:
    Beginning of the Period.................................   (434,303,949)
    End of the Period.......................................   (457,305,407)
                                                              -------------
Net Unrealized Depreciation During the Period...............    (23,001,458)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(108,077,604)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (58,354,263)
                                                              =============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED      YEAR ENDED
                                                    JANUARY 31, 2003     JULY 31, 2002
                                                    -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................  $   49,723,341     $   161,678,241
Net Realized Loss..................................     (85,076,146)       (178,082,248)
Net Unrealized Depreciation During the Period......     (23,001,458)        (34,932,297)
                                                     --------------     ---------------
Change in Net Assets from Operations...............     (58,354,263)        (51,336,304)
Distributions from Net Investment Income...........     (49,851,264)       (151,858,532)
                                                     --------------     ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................    (108,205,527)       (203,194,836)
                                                     --------------     ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................       6,696,317          28,378,816
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................      24,491,357          73,318,476
Cost of Shares Repurchased.........................    (459,923,891)     (1,329,486,630)
                                                     --------------     ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................    (428,736,217)     (1,227,789,338)
                                                     --------------     ---------------
TOTAL DECREASE IN NET ASSETS.......................    (536,941,744)     (1,430,984,174)
NET ASSETS:........................................
Beginning of the Period............................   2,558,690,397       3,989,674,571
                                                     --------------     ---------------
End of the Period (Including accumulated
  undistributed net investment income of $3,424,324
  and $3,552,247, respectively)....................  $2,021,748,653     $ 2,558,690,397
                                                     ==============     ===============

See Notes to Financial Statements

Statement of Cash Flows
For the Six Months Ended January 31, 2003 (Unaudited)

CHANGE IN NET ASSETS FROM OPERATIONS........................ $ (58,354,263)
                                                             -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Decrease in Investments at Value..........................   528,758,133
  Decrease in Interest and Fees Receivables.................     2,718,266
  Decrease in Receivable for Investments Sold...............    15,562,292
  Decrease in Other Assets..................................        58,792
  Decrease in Investment Advisory Fee Payable...............      (488,376)
  Decrease in Administrative Fee Payable....................      (128,520)
  Decrease in Distributor and Affiliates Payable............      (254,885)
  Decrease in Payable for Investments Purchased.............    (3,163,241)
  Decrease in Accrued Expenses..............................      (276,980)
  Decrease in Trustees' Deferred Compensation and Retirement
    Plans...................................................       (44,272)
                                                             -------------
    Total Adjustments.......................................   542,741,209
                                                             -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................   484,386,946
                                                             -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................     6,747,076
Change in Intra-day Credit Line with Custodian Bank.........        (3,806)
Payments on Shares Repurchased..............................  (459,944,350)
Cash Dividends Paid.........................................   (25,731,786)
                                                             -------------
Net Cash Used for Financing Activities......................  (478,932,866)
                                                             -------------
NET INCREASE IN CASH........................................     5,454,080
Cash at Beginning of the Period.............................           -0-
                                                             -------------
CASH AT THE END OF THE PERIOD............................... $   5,454,080
                                                             =============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                             SIX MONTHS
                               ENDED                      YEAR ENDED JULY 31,
                              JAN. 31,    ----------------------------------------------------
                              2003 (C)    2002 (C)   2001 (C)     2000       1999       1998
                             -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF THE PERIOD..............  $   8.09    $   8.61   $   9.50   $   9.85   $   9.98   $   9.96
                              --------    --------   --------   --------   --------   --------
 Net Investment Income......       .17         .41        .66        .68        .64        .68
 Net Realized and Unrealized
   Gain/Loss................      (.33)       (.55)      (.86)      (.36)      (.13)       .01
                              --------    --------   --------   --------   --------   --------
Total from Investment
 Operations.................      (.16)       (.14)      (.20)       .32        .51        .69
Less Distributions from Net
 Investment Income..........       .17         .38        .69        .67        .64        .67
                              --------    --------   --------   --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD.....................  $   7.76    $   8.09   $   8.61   $   9.50   $   9.85   $   9.98
                              ========    ========   ========   ========   ========   ========

Total Return (a)............    -2.11%*     -1.61%     -2.11%      3.15%      5.23%      7.22%
Net Assets at End of the
 Period (In millions).......  $2,021.7    $2,558.7   $3,989.7   $6,458.0   $8,136.4   $7,312.9
Ratio of Operating Expenses
 to Average Net Assets......     1.54%       1.43%      1.43%      1.34%      1.35%      1.41%
Ratio of Net Investment
 Income to Average Net
 Assets.....................     4.27%       4.85%      7.34%      6.97%      6.48%      6.81%
Portfolio Turnover (b)......       18%*        36%        42%        36%        44%        73%

 * Non-Annualized

(a) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of 3% imposed on most shares accepted by the Trust for repurchase within the first year and declining to 0% after the fifth year. If the early withdrawal charge was included, total return would be lower.

(b) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(c) Based on average shares outstanding.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Prime Rate Income Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust invests primarily in adjustable rate Senior Loans. Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships, or other entities. These borrowers operate in a variety of industries and geographic regions. The Trust commenced investment operations on October 4, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Trust's Senior Loans are valued by the Trust following valuation guidelines established and periodically reviewed by the Trust's Board of Trustees. Under the valuation guidelines, Senior Loans for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, Senior Loans are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees. Other Senior Loans are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Investment Advisory Corp. (the "Adviser") by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until the next interest rate redetermination and the maturity of such Senior Loans. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loans in the Trust's portfolio. The fair value of Senior Loans are reviewed and approved by the Trust's Valuation Committee and Board of Trustees.

    Equity securities are valued on the basis of prices furnished by pricing services or at fair value as determined in good faith by the Adviser under the direction of the Board of Trustees.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

    The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Facility fees on senior loans purchased are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable senior loan, note or other fixed-income security.

    Other income is comprised primarily of amendment fees. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 2002, the Trust had an accumulated capital loss carryforward for tax purposes of $481,334,290, which will expire between July 31, 2004 and July 31, 2010.

    At January 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $2,571,301,532
                                                                ==============
Gross tax unrealized appreciation...........................         9,437,039
Gross tax unrealized depreciation...........................      (556,269,830)
                                                                --------------
Net tax unrealized depreciation on investments..............    $ (546,832,791)
                                                                ==============

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended July 31, 2002 was as follows:

                                                                    2002
Distributions paid from:
  Ordinary income...........................................    $151,858,532
  Long-term capital gain....................................             -0-
                                                                ------------
                                                                $151,858,532

    As of July 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $1,700,887

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses related to wash sale transactions and losses that were recognized for book purposes but not for tax purposes at the end of the fiscal year.

F. CREDITS EARNED ON CASH BALANCES During the six months ended January 31, 2003, the Trust's custody fee was reduced by $80,434 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $4.0 billion..........................................       .950%
Next $3.5 billion...........................................       .900%
Next $2.5 billion...........................................       .875%
Over $10 billion............................................       .850%

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

    In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc., the Trust's Administrator, at an annual rate of .25% of the average daily net assets of the Trust. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

    For the six months ended January 31, 2003, the Trust recognized expenses of approximately $618,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under a Legal Services agreement, the Adviser provides legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended January 31, 2003, the Trust recognized expenses of approximately $35,600 representing Van Kampen Investments Inc.'s or its affiliates (collectively "Van Kampen") cost of providing legal services to the Trust, which are reported as "Legal" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent of the Trust. For the six months ended January 31, 2003, the Trust recognized expenses for these services of approximately $1,036,100 representing shareholder servicing fees paid to VKIS. Shareholder servicing fees are determined through negotiations with the Trust's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    During the period, the Trust owned shares of the following affiliated companies. Affiliated companies are defined by the Investment Company Act of

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

1940, as amended, as those companies in which a trust holds 5% or more of the outstanding voting securities.

                                                                  INTEREST/     MARKET
                                         PAR/        REALIZED     DIVIDEND       VALUE
NAME                                    SHARES*     GAIN/(LOSS)    INCOME       1/31/03        COST
American Blind and Wallpaper
 Factory, Inc.--Term Loan...........
                                      $ 1,470,096       $0         $97,332    $ 1,470,096   $ 1,470,096
Breed Technologies, Inc.--Common
 Shares.............................
                                        1,345,452        0               0              0     7,628,713
Breed Technologies, Inc.-- Term
 Loan...............................
                                      $ 7,233,449        0         462,137      6,835,609     7,233,449
Decorate Today.com--Common Shares...
                                          198,600        0               0        544,164     3,505,909
Fleer/Marvel Entertainment, Inc.--
 Common Shares......................
                                          891,340        0               0      9,876,047     8,481,666
Fleer/Marvel Entertainment, Inc.--
 Preferred Shares...................
                                          752,654        4         269,115      9,468,387    17,059,674
Imperial Home Decor Group, Inc.--
 Common Shares......................
                                          929,571        0               0              0       948,162
Imperial Home Decor Realty, Inc.--
 Common Shares......................
                                          929,571        0               0              0             0
Imperial Home Decor Group, Inc.--
 Term Loan..........................
                                      $ 2,582,142        0          85,130        116,196     2,582,142
Kindred Healthcare Inc.--Common
 Shares.............................
                                          978,504        0               0     16,614,998    28,370,868
Kindred Healthcare Inc.--Term
 Loan...............................
                                      $25,339,043        0         794,188     24,325,482    21,152,132
London Fog Industries, Inc.--Common
 Shares.............................
                                          515,922        0               0      8,187,682    33,576,536
Rowe International, Inc.--Common
 Shares.............................
                                           91,173        0               0              0     3,013,602
Rowe International, Inc.-- Term
 Loan...............................
                                      $ 5,842,008        0         125,941              0     5,850,680
Rowe International, Inc.--
 Subordinated Loan..................
                                      $   185,317        0          14,013              0       185,317
Rowe International,
 Inc.--Warrants.....................
                                          236,677        0               0              0             0
TeleSpectrum Worldwide, Inc.--
 Common & Preferred Shares..........
                                       11,627,082        0               0              0             0
TeleSpectrum Worldwide, Inc.--Term
 Loan...............................
                                      $ 1,869,163        0          81,553      1,205,610     1,108,323
Transworld Entertainment Corp.--
 Common Shares......................
                                        3,789,962        0               0     12,089,979    69,448,017
United Fixtures Holdings, Inc.--
 Common & Preferred Shares..........
                                          249,830        0               0              0       535,486
United Fixtures Holdings, Inc.--
 Term Loan..........................
                                      $ 3,395,671        0          86,354      3,293,801     3,395,671

* Shares were acquired through the restructuring of senior loan interests

3. CAPITAL TRANSACTIONS

At January 31, 2003 and July 31, 2002, paid in surplus aggregated $3,271,250,423 and $3,699,431,796, respectively.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

Transactions in common shares were as follows:

                                                      SIX MONTHS ENDED     YEAR ENDED
                                                      JANUARY 31, 2003    JULY 31, 2002
Beginning Shares....................................    316,136,296        463,467,203
                                                        -----------       ------------
Shares Sold.........................................        856,943          3,382,131
Shares Issued Through Dividend Reinvestment.........      3,137,398          8,743,854
Shares Repurchased..................................    (59,478,770)      (159,456,892)
                                                        -----------       ------------
Net Change in Shares Outstanding....................    (55,484,429)      (147,330,907)
                                                        -----------       ------------
Ending Shares.......................................    260,651,867        316,136,296
                                                        ===========       ============

On November 25, 2002, the Trustees of the Van Kampen Senior Floating Rate Fund ("Target Fund") announced its intention to merge the Target Fund into the Van Kampen Prime Rate Income Trust ("Acquiring Fund"). The Trustees of each of the funds have approved in principle an agreement and plan reorganization between the funds providing for a transfer of assets and liabilities of the Target Fund to the Acquiring Fund in exchange for Class C shares of the Acquiring Fund (the "Reorganization"). The Reorganization is subject to the approval by the shareholders of the Target Fund.

4. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $389,788,318 and $794,157,892, respectively.

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its then outstanding common shares at the net asset value of the shares on the expiration date of the tender offer. For the six months ended January 31, 2003, 59,478,770 shares were tendered and repurchased by the Trust.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than five years which are accepted by the Trust for repurchase pursuant to tender offers. The early withdrawal charge will be payable to Van Kampen. Any early withdrawal charge

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

which is required to be imposed will be made in accordance with the following schedule.

                                                                WITHDRAWAL
YEAR OF REDEMPTION                                                CHARGE
First.......................................................       3.0%
Second......................................................       2.5%
Third.......................................................       2.0%
Fourth......................................................       1.5%
Fifth.......................................................       1.0%
Sixth and following.........................................       0.0%

    For the six months ended January 31, 2003, Van Kampen received early withdrawal charges of approximately $2,024,500 in connection with tendered shares of the Trust.

7. COMMITMENTS/BORROWINGS

Pursuant to the terms of certain of the Senior Loan agreements, the Trust had unfunded loan commitments of approximately $45,617,900 as of January 31, 2003. The Trust intends to reserve against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans as a reserve.

    The Trust, along with the Van Kampen Senior Floating Rate Fund, has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $400,000,000, which will terminate on November 7, 2003. The proceeds of any borrowing by the Trust under the revolving credit agreement shall be used for temporary liquidity purposes and funding of shareholder tender offers. Annual commitment fees of .11% are charged on the unused portion of the credit line. For the six months ended January 31, 2003, the Trust recognized commitment fee expenses of approximately $468,300. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .50%.

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

    At January 31, 2003, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                              PRINCIPAL
                                                               AMOUNT      VALUE
SELLING PARTICIPANT                                             (000)      (000)
Credit Suisse...............................................   $1,146      $1,142
Goldman Sachs...............................................      793         748
                                                               ------      ------
Total.......................................................   $1,939      $1,890
                                                               ======      ======

9. LITIGATION

On September 28, 2001 and October 11, 2001, separate complaints were filed in the United States District Court for the Northern District of Illinois each by a shareholder of the Trust against the Trust, the Adviser, Van Kampen Funds Inc. and certain directors and officers of the Trust. The respective complaints, framed as class actions, allege misstatements and omissions in the Trust's registration statements in violation of the federal securities laws. The separate complaints were consolidated on or about December 15, 2001, and the class was certified on or about August 26, 2002. The consolidated action is entitled Abrams et al. v. Van Kampen Funds, Inc., et al., No. 01 C 7538 (N.D. Ill., Hart J.).

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                             [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN PRIME RATE INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
59                                                             Member NASD/SIPC.
PRIT SAR 3/03                                                   10139C03-AP-3/03